UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement

☐  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E) (2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Pursuant to Section 240.14a-12

FRANKLIN FINANCIAL SERVICES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FRANKLIN FINANCIAL SERVICES CORPORATION

20 South Main Street

P.O. Box 6010

Chambersburg, PA 17201-6010

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Franklin Financial Services Corporation (the “Company”), dated March 16, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on April 28, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 28, 2020

Dear Shareholders of Franklin Financial Services Corporation:

Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders and team members, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Shareholders of Franklin Financial Services Corporation (the “Company”) has been changed. The annual meeting will be held on Tuesday, April 28, 2020 at 9:00 a.m., local time. In light of public health concerns regarding the coronavirus outbreak, the annual meeting will be held in a virtual meeting format only at www.meetingcenter.io/267889367.  You will not be able to attend the annual meeting physically.

As described in the previously provided proxy statement for the annual meeting, you are entitled to participate in and vote at the annual meeting if you were a shareholder as of the close of business on March 4, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. To be admitted to the annual meeting at www.meetingcenter.io/267889367,  you must use the password FRAF2020 and enter the control number found on your proxy card or voting instruction form. If you need assistance with your control number, please contact Joyce Riley at (717) 261-3551 or joyce.riley@f-mtrust.com.  You may vote during the annual meeting by following the instructions available on the meeting website during the meeting. Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy in advance of the annual meeting by one of the methods described in the proxy statement for the annual meeting. The proxy card included with the proxy statement will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the annual meeting.

BY Order of the Board of Directors

MARK R. HOLLAR Senior Vice President, Treasurer and Chief Financial Officer

Chambersburg, Pennsylvania

April 7, 2020